UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2018

Annual Report

to Shareholders

DWS California Tax-Free Income Fund

(formerly Deutsche California Tax-Free Income Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
24	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights

31	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
56	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. Although the Fund seeks income that is exempt from California and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS California Tax-Free Income Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS California Tax-Free Income Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

DWS California Tax-Free Income Fund posted a return for the 12 months ended August 31, 2018 of 0.12%. This return compares to 0.49% for the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index. The average fund in the Morningstar Muni California Long peer group returned 1.05% for the 12 months. For the same period, the broad taxable bond market returned -1.05%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment Strategy

The Fund seeks a high level of current income that is exempt from California and federal taxes. Under normal circumstances, the Fund invests at least 80% of its assets in securities whose income is free from regular federal and California state income tax. The Fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

As the period opened, municipal bonds continued to benefit from a strengthening in the national economy that was accompanied by a lack of upward pressure on U.S. Treasury yields. Municipal supply was moderate, and demand for municipals was healthy, supported by positive flows into mutual funds and demand for shorter maturity issues from individual investors through separate accounts.

As 2017 drew to a close, however, the backdrop for municipals shifted in the run-up to the passage of a tax reform bill. Speculation that the bill

4	|	DWS California Tax-Free Income Fund

would eliminate both tax-exempt advance refundings used by municipalities to lower debt service costs and private activity bonds led to a flood of issuance, sending most tax-free yields higher. (Only tax-exempt advance refundings were eliminated by the final bill.) The bill ultimately lowered rates for individual taxpayers through 2025 and included a permanent reduction in the top corporate tax rate from 35% to 21%. Municipal yields eventually declined across most maturities, as investors pondered the impact of lower supply going forward given the acceleration in the issuance calendar seen in late 2017.

“Performance	for the broader fixed income markets was constrained by an upward move in U.S. Treasury yields.”

As 2018 progressed, performance for the broader fixed income markets was constrained by an upward move in U.S. Treasury yields. The rise in rates was attributable to investor expectations for an uptick in inflation and economic growth, as well as an environment of arguably full employment. In the municipal market, performance of long-maturity bonds was dampened to a degree as demand from banks and insurers softened more or less as expected in the wake of a lower corporate tax rate. This was partially offset by positive flows into tax-free mutual funds and a reduction in municipal supply relative to 2017.

For the full 12 months ended August 31, 2018, the yield curve flattened with respect to AAA-rated municipal bonds. To illustrate, yields on two-year issues rose by 85 basis points, from 0.85% to 1.70%, while the 30-year yield rose 32 basis points from 2.70% to 3.02%, for a flattening of 53 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Within the municipal market, lower quality issues generally outperformed for the 12 months ended August 31, 2018.

DWS California Tax-Free Income Fund	|	5

Municipal Bond Yield Curve (as of 8/31/18 and 8/31/17)

Source: Municipal Market Data as of 8/31/18.

Chart is for illustrative purposes only and does not represent any DWS product.

Positive and Negative Contributors to Fund Performance

Performance of the Fund vs. the benchmark benefited from the outperformance of California issues in aggregate relative to the national market, as returns were supported by light municipal supply within the state.

Given a reasonably steep municipal yield curve entering the period, we looked for opportunities to gain incremental income by maintaining a tilt toward issues in the 15-25-year maturity range, while underweighting the 5-10-year segment of the curve. This positioning aided performance vs. the benchmark, as prices for shorter-term issues experienced the most pressure from rising yields as the curve flattened over the period.

The Fund had a somewhat higher credit quality profile than the benchmark, as reflected in underweight exposure to issues in the BBB and A range. This positioning acted as a slight constraint on returns as lower credit quality exposure was generally rewarded during the period. From a sector perspective, an underweight to health care detracted slightly from performance relative to the benchmark.

Outlook and Positioning

At the end of the period, municipal yields remained at fairly low levels by historical standards. As of the end of August 2018, the 2-year municipal bond yield of 1.70% was 64.6% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 2.44% was 85.5% of the comparable-maturity U.S.

6	|	DWS California Tax-Free Income Fund

Treasury bond yield, while the 30-year municipal yield of 3.02% was 100% of the comparable U.S. Treasury yield.

The municipal curve remains at below average steepness by historical standards, particularly between 10 and 30 years, diminishing the incremental income to be gained by holding longer-term issues. As a result, we have been focusing new purchases in the 10- to 15-year maturity range, funding these purchases as appropriate via the sale of longer-term holdings where a tax loss can be realized, while seeking to maintain a neutral overall duration.

We seek to add exposure to lower quality paper in order to add income and return opportunities. We continue to perform careful analysis of each issue’s risk/reward profile given the environment of relatively tight spreads.

With nearly 40 million residents, California is home to approximately 12% of the nation’s population. In 2017, the state’s economy surpassed the U.K’s as the fifth largest in the world. California’s credit fundamentals have improved over the course of the current economic expansion, and the state has implemented structural reform to protect its long-term fiscal health. Revenues continue to grow, despite some slowing in the rate of growth, and the state has maintained a focus on building up reserves and paying down debt. Nonetheless, the state’s liquidity provides an inadequate cushion given high revenue volatility. California’s highly progressive personal income tax is its largest revenue source at 69% of budgeted revenue for fiscal year 2019. As this includes capital gains tax revenue, a stock market correction could meaningfully impact revenues even absent a recession. Other fundamental concerns include elevated unfunded liabilities for pension and other post-employment benefits (OPEB), and a growing homeless population driven by a housing shortage which has driven up the state’s cost of living.

In July 2018, Moody’s revised its outlook on California’s Aa3-rated general obligation bonds to positive from stable, stating an upgrade is possible within the next one-to-two years if the state continues to exhibit fiscal discipline or manages to retain reserves despite slower revenue growth. In our view, sustained financial stability is contingent on continued financial prudence as the state plans for and adapts to the next recession. A key variable we will be watching is the state’s November 2018 gubernatorial election.

DWS California Tax-Free Income Fund	|	7

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1986.

–	Co-Head of Municipal Bonds.

–	BA, Duke University.

Michael J. Generazo, Director

Co-Lead Portfolio Manager of the Fund. Began managing the Fund in 2010.

–	Joined DWS in 1999.

–	BS, Bryant College; MBA, Suffolk University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 1999.

–	Joined DWS in 1989.

–	BS, Pennsylvania State University; MS, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni California Long category consists of funds that have at least 80 percent of assets invested in municipal bonds from the state of California.

Morningstar, Inc. rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

8	|	DWS California Tax-Free Income Fund

Performance Summary	August 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
Unadjusted for Sales Charge	0.12%	4.25%	4.37%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–2.63%	3.67%	4.08%
Bloomberg Barclays Municipal Bond Index†	0.49%	4.12%	4.32%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
Unadjusted for Sales Charge	–0.51%	3.51%	3.59%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.51%	3.51%	3.59%
Bloomberg Barclays Municipal Bond Index†	0.49%	4.12%	4.32%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
No Sales Charges	0.50%	4.54%	4.62%
Bloomberg Barclays Municipal Bond Index†	0.49%	4.12%	4.32%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2017 are 0.89%, 1.67% and 0.76% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS California Tax-Free Income Fund	|	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

10	|	DWS California Tax-Free Income Fund

	Class A	Class C	Class S
Net Asset Value
8/31/18	$7.41	$7.37	$7.40
8/31/17	$7.62	$7.57	$7.60
Distribution Information as of 8/31/18
Income Dividends, Twelve Months	$.22	$.16	$.24
Capital Gain Distributions	$.0005	$.0005	$.0005
August Income Dividend	$.0180	$.0131	$.0195
SEC 30-day Yield††	1.79%	1.10%	2.09%
Tax Equivalent Yield††	3.49%	2.14%	4.07%
Current Annualized Distribution Rate (Based on Net Asset Value)††	2.91%	2.13%	3.16%

††

The SEC yield is net investment income per share earned over the month ended August 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.76%, 1.04% and 1.91% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 48.67% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.88%, 2.08% and 2.98% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS California Tax-Free Income Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/18	8/31/17
Revenue Bonds	60%	54%
General Obligation Bonds	27%	32%
Lease Obligations	8%	9%
Escrow to Maturity/Prerefunded	5%	5%
	100%	100%

Quality	8/31/18	8/31/17
AAA	8%	9%
AA	60%	67%
A	19%	17%
BBB	7%	3%
BB	1%	1%
B	1%	—
Not Rated	4%	3%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	8/31/18	8/31/17
Effective Maturity	6.3 years	6.4 years
Modified Duration	5.1 years	5.2 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

12	|	DWS California Tax-Free Income Fund

Investment Portfolio	as of August 31, 2018

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 98.8%
California 98.3%
Alameda, CA, Corridor Transportation Authority:
Series B, 5.0%, 10/1/2035, INS: AGMC	1,250,000	1,414,625
Series B, 5.0%, 10/1/2036, INS: AGMC	1,050,000	1,185,083
Series B, 5.0%, 10/1/2037, INS: AGMC	500,000	563,190
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2018, INS: AGMC	1,000,000	1,000,000
Series A, 6.0%, 9/1/2024, INS: AGMC	3,500,000	4,047,960
Azusa, CA, Unified School District, 4.0%, 8/1/2030, INS: AGMC	3,955,000	4,292,322
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022, INS: NATL	8,380,000	8,957,550
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A-2, 5.0%, 6/1/2047	5,160,000	5,304,738
California, Alum Rock Union Elementary School District, Election of 2012, Series A, 5.5%, 8/1/2034	5,000,000	5,636,600
California, Bay Area Toll Authority, Toll Bridge Revenue, Series C2, 1.33%*, 4/1/2047, LOC: Bk Tokyo-mitsubishi Ufj	420,000	420,000
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series S-7, 4.0%, 4/1/2033	1,000,000	1,074,290
California, Coast Community College District, Election of 2012:
Series D, 5.0%, 8/1/2032	7,000,000	8,333,850
Series A, 5.0%, 8/1/2038	11,185,000	12,495,546
California, Educational Facilities Authority Revenue, Pitzer College, Prerefunded, 6.0%, 4/1/2040	10,000,000	10,701,400
California, EL Dorado Irrigation District Revenue:
Series C, 5.0%, 3/1/2032	2,750,000	3,202,595
Series A, 5.0%, 3/1/2034 , INS: AGMC	3,000,000	3,380,790
California, Folsom Ranch Financing Authority, Special Tax Revenue, Community Facility District No. 20, 5.0%, 9/1/2048	1,000,000	1,100,020
California, Foothill-Eastern Transportation Corridor Agency, Toll Road Revenue, Series A, 5.75%, 1/15/2046	12,500,000	14,236,625
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:
Series A, 5.0%, 6/1/2040	5,000,000	5,586,400
Series A-1, 5.0%, 6/1/2047	3,015,000	3,099,571
Series A-1, 5.25%, 6/1/2047	1,200,000	1,251,960

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	13

	Principal Amount ($)	Value ($)
California, Grossmont-Cuyamaca Community College District, Election of 2012, Series A, 5.25%, 8/1/2033	7,425,000	8,505,931
California, Health Facilities Financing Authority Revenue, Providence Health & Services, Series B, 5.5%, 10/1/2039	2,500,000	2,599,400
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,681,101
California, Imperial Irrigation District, Electric System Revenue, 4.0%, 11/1/2036	7,390,000	7,795,637
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	6,820,000	9,672,601
California, Mount San Antonio Community College District, Election of 2008, Series 2013A, 5.0%, 8/1/2034	8,520,000	9,614,990
California, Palomar Health, Series B, 4.0%, 8/1/2036	5,085,000	5,266,229
California, Public Finance Authority Revenue, Henry Mayo Newhall Hospital:
5.0%, 10/15/2037	740,000	807,392
5.0%, 10/15/2047	2,650,000	2,856,647
California, Public Finance Authority Revenue, Sharp Healthcare, Series A, 5.0%, 8/1/2047	2,500,000	2,817,475
California, Public Finance Authority, University Housing Revenue, Claremont Properties LLC, Claremont Colleges Project, Series A, 144A, 5.0%, 7/1/2047	4,750,000	4,938,622
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036	5,000,000	5,201,400
California, State Department of Water Resources Revenue, Center Valley Project, Water Systems:
Series AV, 4.0%, 12/1/2035	5,355,000	5,745,165
Series AH, Prerefunded, 5.25%, 12/1/2035	45,000	48,649
California, State Educational Facilities Authority Revenue:
Series A, 5.0%, 12/1/2037	1,265,000	1,452,865
Series A, 5.0%, 12/1/2038	1,125,000	1,288,912
Series A, 5.0%, 12/1/2044	2,375,000	2,712,179
Series A, 5.0%, 12/1/2048	4,000,000	4,553,000
California, State Educational Facilities Authority Revenue, Pepperdine University, 5.0%, 9/1/2040	2,335,000	2,651,089
California, State General Obligation:
5.0%, 2/1/2033	12,000,000	13,150,200
5.0%, 8/1/2034	5,000,000	5,750,550
5.0%, 4/1/2037	5,000,000	5,566,550
5.0%, 2/1/2043	5,000,000	5,533,700
5.0%, 3/1/2045	6,000,000	6,766,860
5.25%, 9/1/2030	10,000,000	10,996,500
5.25%, 10/1/2032	15,000,000	16,506,600
5.25%, 4/1/2035	8,000,000	8,868,560
California, State Green Bonds, 5.0%, 10/1/2037	3,500,000	3,973,165

The accompanying notes are an integral part of the financial statements.

14	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
California, State Health Facilities Financing Authority Revenue:
5.0%, 9/1/2043	2,665,000	3,001,909
5.0%, 9/1/2048	2,490,000	2,793,631
California, State Health Facilities Financing Authority Revenue, Lucile Salter Packard Children’s Hospital, Series A, 5.0%, 8/15/2043	3,480,000	3,820,518
California, State Health Facilities Financing Authority Revenue, Scripps Health, Series A, 5.0%, 11/15/2032	1,000,000	1,094,960
California, State Health Facilities Financing Authority Revenue, Sutter Health Obligated Group:
Series A, 5.0%, 11/15/2030	1,400,000	1,658,062
Series A, 5.0%, 11/15/2031	1,250,000	1,473,737
Series A, 5.0%, 11/15/2032	1,700,000	1,998,248
Series A, 5.0%, 11/15/2034	1,000,000	1,166,620
Series A, 5.0%, 11/15/2035	1,000,000	1,163,120
Series A, 5.0%, 11/15/2036	1,000,000	1,158,750
Series A, 5.0%, 8/15/2043	3,750,000	4,221,937
California, State Infrastructure & Economic Development Bank Revenue, Clean Water State Revolving Fund, 5.0%, 10/1/2029	7,000,000	8,548,120
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, LINXS Apartment Project:
Series A, AMT, 5.0%, 12/31/2043	2,250,000	2,516,400
Sreies A, AMT, 5.0%, 12/31/2047	1,200,000	1,337,868
Series A, AMT, 5.0%, 6/1/2048	450,000	500,171
California, State Municipal Finance Authority Revenue, Northbay Healthcare, Series A, 5.25%, 11/1/2047	1,065,000	1,159,125
California, State Public Works Board, Lease Revenue, Series A, 5.0%, 9/1/2039	10,000,000	11,275,800
California, State Public Works Board, Lease Revenue, Capital Projects, Series I, 5.5%, 11/1/2033	5,400,000	6,232,572
California, State Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, Series G, 5.25%, 9/1/2033	7,540,000	8,578,861
California, State School Finance Authority, Charter School Revenue, Bright Star Schools Obligated Group:
144A, 5.0%, 6/1/2047	1,000,000	1,032,080
144A, 5.0%, 6/1/2054	1,000,000	1,024,830
California, State School Finance Authority, Charter School Revenue, Rocketship Public School, Series G, 144A, 5.0%, 6/1/2053	715,000	736,379
California, State School Finance Authority, Educational Facilities Revenue, River Springs Charter School:
Series A, 144A, 5.0%, 7/1/2047	1,000,000	1,030,140
Series A, 144A, 5.0%, 7/1/2052	1,000,000	1,022,850

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	15

	Principal Amount ($)	Value ($)
California, State University Revenue:
Series A, 5.0%, 11/1/2033	8,000,000	9,445,360
Series A, 5.0%, 11/1/2037	8,000,000	8,684,160
Series A, 5.0%, 11/1/2039	2,000,000	2,275,000
California, Statewide Communities Development Authority Revenue, American Baptist Homes West, 6.25%, 10/1/2039, GTY: American Baptist Foundation	7,000,000	7,322,350
California, Statewide Communities Development Authority Revenue, Cottage Health Obligation Group, 5.25%, 11/1/2030	6,000,000	6,394,800
California, Statewide Communities Development Authority Revenue, Covenant Retirement Communities, Inc., Series C, 5.625%, 12/1/2036	2,500,000	2,822,300
California, Statewide Communities Development Authority Revenue, Front Porch Communities & Services, Series A, 5.0%, 4/1/2047	1,250,000	1,386,812
California, Statewide Communities Development Authority Revenue, Huntington Memorial Hospital Project, 5.0%, 7/1/2043	1,140,000	1,285,088
California, Statewide Communities Development Authority Revenue, John Muir Health, Series A, 5.0%, 12/1/2053	4,345,000	4,899,379
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:
Series A, 144A, 5.0%, 12/1/2041	5,000,000	5,405,700
Series A, 144A, 5.5%, 12/1/2058	560,000	618,134
California, Statewide Communities Development Authority Revenue, Sutter Health, Prerefunded, Series A, 6.0%, 8/15/2042	10,340,000	11,222,002
California, Statewide Communities Development Authority, Multi-Family Housing, Second Street Senior Apartments, Series TT, AMT, 1.52%*, 12/15/2036, LIQ: Fannie Mae, LOC: Fannie Mae	400,000	400,000
California, Washington Township Health Care District, Election of 2004, Series B, 5.5%, 8/1/2038	4,000,000	4,643,040
California, West Contra Costa Unified School District, Election of 2012, Series A, 5.5%, 8/1/2039	10,000,000	11,466,200
Carlsbad, CA, Unified School District:
Series A, 4.0%, 5/1/2030	5,720,000	6,253,390
Series A, 4.0%, 5/1/2031	1,500,000	1,631,445
Carson, CA, Redevelopment Housing Agency, Tax Allocation, Series A, 5.25%, 10/1/2036	2,710,000	2,878,752
Cerritos, CA, Community College District:
Series B, 5.0%, 8/1/2029	500,000	603,225
Series B, 5.0%, 8/1/2030	1,005,000	1,204,462
Series A, 5.0%, 8/1/2039	4,355,000	4,938,962

The accompanying notes are an integral part of the financial statements.

16	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	1,180,000	1,304,207
Cupertino, CA, Union School District, Election of 2012:
Series B, 5.0%, 8/1/2034	1,000,000	1,144,120
Series B, 5.0%, 8/1/2035	2,305,000	2,633,094
Series B, 5.0%, 8/1/2036	1,140,000	1,300,250
Dry Creek, CA, School District General Obligation, Joint Elementary School District, Series A, Zero Coupon, 5/1/2022, INS: AGMC	1,385,000	1,282,247
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series C, 5.0%, 6/1/2044	5,000,000	5,652,800
Escondido, CA, School District General Obligation, Unified High School District, ETM, Zero Coupon, 11/1/2020, INS: NATL	7,000,000	6,749,190
Foothill, CA, ETM, Zero Coupon, 1/1/2020, INS: AGC, AGMC	10,000,000	9,787,600
Garden Grove, CA, Unified School District, Election of 2010, Series C, 5.25%, 8/1/2037	2,500,000	2,838,975
Inglewood, CA, Redevelopment Agency Successor Tax Allocation, Merged Redevelopment Project, Series A, 5.0%, 5/1/2032, INS: Build America Mutual	1,000,000	1,149,780
Irvine, CA, Unified School District Special Tax, Community Facilities District No. 09:
Series B, 5.0%, 9/1/2042	700,000	780,381
Series C, 5.0%, 9/1/2047	1,000,000	1,111,570
Series D, 5.0%, 9/1/2049	750,000	832,455
Series B, 5.0%, 9/1/2051	1,000,000	1,109,130
Series A, 5.0%, 9/1/2056 , INS: Build America Mutual	5,000,000	5,598,700
Long Beach, CA, Harbor Revenue:
Series D, 5.0%, 5/15/2039	1,435,000	1,642,458
Series A, AMT, 5.0%, 5/15/2040	4,000,000	4,526,280
Long Beach, CA, Unified School District:
5.0%, 8/1/2032	5,245,000	5,764,779
Series E, 5.0%, 8/1/2040	4,460,000	5,130,918
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, Series A, 5.0%, 6/1/2030	2,000,000	2,377,640
Los Angeles, CA, Department of Airports Revenue:
Series B, AMT, 5.0%, 5/15/2029	3,450,000	4,087,146
Series C, AMT, 5.0%, 5/15/2029	1,970,000	2,305,176
Series B, AMT, 5.0%, 5/15/2030	2,285,000	2,694,243
Series C, AMT, 5.0%, 5/15/2030	1,090,000	1,269,708
Series B, AMT, 5.0%, 5/15/2031	4,265,000	5,005,191
Series C, AMT, 5.0%, 5/15/2031	1,090,000	1,263,997
Series A, AMT, 5.0%, 5/15/2040	3,900,000	4,372,251
Series A, AMT, 5.0%, 5/15/2047	5,000,000	5,601,550

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	17

	Principal Amount ($)	Value ($)
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport:
Series B, AMT, 5.0%, 5/15/2034	3,335,000	3,760,813
Series B, AMT, 5.0%, 5/15/2035	750,000	847,403
Series B, AMT, 5.0%, 5/15/2036	1,200,000	1,346,232
Series A, 5.0%, 5/15/2040	7,000,000	7,378,000
Los Angeles, CA, Department of Water & Power Revenue, Power System:
Series A, 5.0%, 7/1/2028	2,165,000	2,659,010
Series A, 5.0%, 7/1/2029	2,000,000	2,441,320
Series A, 5.0%, 7/1/2030	2,000,000	2,422,680
Series A, 5.0%, 7/1/2031	2,315,000	2,791,404
Series B, 5.0%, 7/1/2033	5,740,000	6,755,349
Series B, 5.0%, 7/1/2043	1,250,000	1,395,537
Los Angeles, CA, Department of Water & Power, Waterworks Revenue:
Series A, 5.0%, 7/1/2034	1,390,000	1,629,066
Series A, 5.0%, 7/1/2036	2,500,000	2,761,000
Los Angeles, CA, Harbor Department:
Series A, AMT, 5.0%, 8/1/2035	6,000,000	6,696,420
Series A, AMT, 5.0%, 8/1/2044	10,000,000	11,137,700
Los Angeles, CA, Municipal Improvement Corp., Lease Revenue, Real Property, Series B, 5.0%, 11/1/2031	10,000,000	11,769,300
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	7,745,239
Los Angeles, CA, Wastewater System Revenue, Series D, 5.0%, 6/1/2033	7,000,000	8,111,810
Los Angeles, CA, Wastewater System Revenue, Green Bonds, Series A, 5.0%, 6/1/2035	4,000,000	4,605,800
Modesto, CA, Irrigation District Electric Revenue, 5.0%, 10/1/2033	1,255,000	1,453,215
Mount Diablo, CA, Unified School District, Election of 2010, Series E, 5.0%, 6/1/2037	4,000,000	4,391,680
Northern California, Power Agency, Hydroelectric Project No. 1, Series A, 5.0%, 7/1/2031	1,100,000	1,216,974
Orange County, CA, Community Facilities District No. 2016-1, Esencia Village, Series A, 5.0%, 8/15/2041	6,545,000	7,168,346
Port of Oakland, CA:
Series D, AMT, 5.0%, 11/1/2028	2,250,000	2,645,257
Series D, AMT, 5.0%, 11/1/2029	1,850,000	2,161,984
Series 0, AMT, 5.125%, 5/1/2030	1,500,000	1,607,715
Rio Vista, CA, Community Facilities District, Special Tax, Series 2018-1, 5.0%, 9/1/2048	1,000,000	1,098,710
Riverside County, CA, Transportation Commission Revenue, Series A, 5.0%, 6/1/2033	2,750,000	3,244,010

The accompanying notes are an integral part of the financial statements.

18	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	5,000,000	5,530,750
Sacramento County, CA, Airport Systems Revenue:
Series C, AMT, 5.0%, 7/1/2028	6,415,000	7,619,352
Series C, AMT, 5.0%, 7/1/2029	3,585,000	4,231,053
Series B, 5.0%, 7/1/2041	3,920,000	4,442,379
Sacramento County, CA, Sanitation Districts Financing Authority Revenue, Series A, 5.0%, 12/1/2044	7,465,000	8,405,665
Sacramento County, CA, Special Tax, Community Facilities District No. 2004-1, McClellan Park:
5.0%, 9/1/2035	2,335,000	2,605,019
5.0%, 9/1/2040	2,665,000	2,955,831
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41, Series B, 67% of 3-month USD-LIBOR + 0.57% , 2.111%**, 6/1/2039, INS: NATL	10,000,000	9,180,500
Sacramento, CA, Municipal Utility District, Series E, 5.0%, 8/15/2028	1,000,000	1,247,840
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020, INS: AMBAC	2,700,000	2,809,107
San Diego County, CA, Certificates of Participation, County Administration Center Waterfront Park, 5.125%, 2/1/2042	5,000,000	5,344,400
San Diego County, CA, Regional Airport Authority Revenue:
Series B, AMT, 5.0%, 7/1/2038	1,500,000	1,640,745
Series B, AMT, 5.0%, 7/1/2042	1,000,000	1,121,020
Series B, AMT, 5.0%, 7/1/2047	2,000,000	2,233,960
San Diego County, CA, Water Authority, 5.0%, 5/1/2034	7,920,000	8,849,333
San Diego County, CA, Water Authority Revenue, Green Bonds, Series A, 5.0%, 5/1/2032	5,000,000	5,884,950
San Diego, CA, Community College District, 4.0%, 8/1/2032	11,000,000	11,978,890
San Diego, CA, Community College District, Election of 2002, 5.0%, 8/1/2032	1,000,000	1,130,010
San Diego, CA, Unified School District, Election 2012, Series I, 4.0%, 7/1/2037	2,370,000	2,501,582
San Francisco City & County, CA, Airports Commission, International Airport Revenue:
Series A, AMT, 5.0%, 5/1/2039	5,375,000	5,941,955
Series A, AMT, 5.0%, 5/1/2042	2,000,000	2,242,900
Series D, AMT, 5.0%, 5/1/2043	1,500,000	1,698,705
Series B, AMT, 5.0%, 5/1/2046	3,000,000	3,323,160
Series A, AMT, 5.0%, 5/1/2047	5,000,000	5,583,350
Series D, AMT, 5.0%, 5/1/2048	2,500,000	2,820,200
Series A, AMT, 5.5%, 5/1/2028	6,000,000	6,828,660
San Francisco City & County, CA, Redevelopment Agency Successor Tax, Transbay Infrastructure Projects, Series B, 5.0%, 8/1/2046, INS: AGMC	7,000,000	7,923,090

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	19

	Principal Amount ($)	Value ($)
San Francisco City & County, CA, Redevelopment Agency, Mission Bay South Redevelopment Project, Series A, 5.0%, 8/1/2043	2,100,000	2,322,117
San Francisco City & County, CA, Redevelopment Agency, Successor Agency Tax, Mission Bay North Redevelopment Project, Series A, 5.0%, 8/1/2041, INS: NATL	2,605,000	2,945,708
San Francisco, CA, Bay Area Rapid Transit District:
4.0%, 7/1/2034	2,500,000	2,660,500
Series A, Prerefunded, 5.0%, 7/1/2036	405,000	452,972
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue, Series A, 5.0%, 7/1/2036	1,095,000	1,211,869
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
5.0%, 11/1/2030	10,000,000	12,052,400
Series A, 5.0%, 11/1/2035	4,965,000	5,807,610
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment, Series C, Prerefunded, 6.75%, 8/1/2041	1,000,000	1,123,570
San Jose, CA, Redevelopment Agency Successor Tax Allocation, Series B, 5.0%, 8/1/2027	2,000,000	2,447,000
San Jose, CA, Airport Revenue:
Series A, AMT, 5.0%, 3/1/2041	3,000,000	3,374,880
Series A, AMT, 5.0%, 3/1/2047	2,500,000	2,781,100
San Jose, CA, Evergreen Community College District, Election of 2010:
Series A, 5.0%, 8/1/2035	2,100,000	2,319,702
Series A, 5.0%, 8/1/2037	3,760,000	4,144,460
Series A, 5.0%, 8/1/2041	6,500,000	7,169,760
San Jose, CA, Redevelopment Agency Successor Tax Allocation:
Series B, 5.0%, 8/1/2028	1,000,000	1,217,180
Series B, 5.0%, 8/1/2029	1,000,000	1,211,800
San Juan, CA, M-S-R Public Power Agency Project, Series D, ETM, 6.75%, 7/1/2020, INS: NATL	365,000	387,378
San Luis Obispo County, CA, Financing Authority Revenue:
Series A, 5.0%, 9/1/2033, INS: Build America Mutual	3,625,000	4,098,534
Series A, 5.0%, 9/1/2034, INS: Build America Mutual	2,205,000	2,484,131
San Marcos, CA, School Financing Authority Lease Revenue:
5.0%, 8/15/2034, INS: AGMC	850,000	991,916
5.0%, 8/15/2035, INS: AGMC	700,000	814,471
5.0%, 8/15/2036, INS: AGMC	1,100,000	1,274,251
5.0%, 8/15/2037, INS: AGMC	1,400,000	1,618,204
Santa Ana, CA, Financing Authority, Police Administration & Holding Facility:
Series A, 6.25%, 7/1/2024, INS: NATL	1,000,000	1,144,050
Series A, ETM, 6.25%, 7/1/2024, INS: NATL	1,000,000	1,161,650

The accompanying notes are an integral part of the financial statements.

20	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2018, INS: NATL	1,060,000	1,060,000
5.6%, 9/1/2019, INS: NATL	1,115,000	1,158,017
5.6%, 9/1/2020, INS: NATL	1,180,000	1,268,653
5.65%, 9/1/2024, INS: NATL	1,445,000	1,722,397
5.65%, 9/1/2025, INS: NATL	1,520,000	1,845,918
5.65%, 9/1/2026, INS: NATL	1,605,000	1,978,211
Santa Monica, CA, Community College District, 2008 Election, Series B, 5.0%, 8/1/2044	7,000,000	7,869,190
Santa Monica, CA, Redevelopment Agency Tax Allocation, Earthquake Recovery Redevelopment, 5.875%, 7/1/2036	2,125,000	2,360,322
South Orange County, CA, Public Financing Authority, Special Tax Revenue, Ladera Ranch:
Series A, 5.0%, 8/15/2030, INS: AGMC	680,000	812,321
Series A, 5.0%, 8/15/2031, INS: AGMC	375,000	445,099
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	970,000	1,029,432
Series A, ETM, 5.75%, 7/1/2021	270,000	301,031
Southern California, Public Power Authority Revenue, APEX Power Project:
Series A, 5.0%, 7/1/2036	1,960,000	2,223,894
Series A, 5.0%, 7/1/2037	2,000,000	2,265,800
Series A, 5.0%, 7/1/2038	5,750,000	6,507,562
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022, INS: NATL	3,600,000	3,308,976
Torrance, CA, Torrance Memorial Medical Center, Series A, 5.0%, 9/1/2040	2,000,000	2,087,700
University of California, State Revenues:
Series O, 4.0%, 5/15/2029	835,000	946,832
Series O, 4.0%, 5/15/2030	1,000,000	1,097,670
Series O, 4.0%, 5/15/2031	665,000	724,651
Series AV, 5.0%, 5/15/2032	4,325,000	5,102,116
Series AV, 5.0%, 5/15/2033	2,000,000	2,350,880
Series AV, 5.0%, 5/15/2034	1,000,000	1,172,910
Series AM, 5.25%, 5/15/2038	5,000,000	5,739,700
Walnut, CA, Energy Center Authority Revenue, 5.0%, 1/1/2033	2,045,000	2,317,967
West Basin, CA, Municipal Water District Revenue, Series B, 5.0%, 8/1/2036	7,000,000	7,627,060
Yuba, CA, Community College District, Series A, 4.0%, 8/1/2033	6,915,000	7,368,209

		885,476,280

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	21

	Principal Amount ($)	Value ($)
Guam 0.5%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 5.0%, 7/1/2040	1,045,000	1,153,858
Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	505,000	554,263
Guam, Power Authority Revenue:
Series A, 5.0%, 10/1/2037	1,050,000	1,142,536
Series A, 5.0%, 10/1/2038	960,000	1,042,301
Series A, 5.0%, 10/1/2040	665,000	720,421

		4,613,379
Total Municipal Bonds and Notes (Cost $851,980,671)		890,089,659

Underlying Municipal Bonds of Inverse Floaters (a) 1.1%
California
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (b)	10,000,000	10,097,975
Trust: California, Department of Water & Power Revenue, Series 2016-XM0281, 144A, 13.43%, 7/1/2039, Leverage Factor at purchase date: 4 to 1 (Cost $9,002,526)

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $860,983,197)	99.9	900,187,634
Floating Rate Notes (a)	(0.8)	(7,500,000)
Other Assets and Liabilities, Net	0.9	8,265,769

Net Assets	100.0	900,953,403

*

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of August 31, 2018. Date shown reflects the earlier of demand date or stated maturity date.

**

Variable or floating rate security. These securities are shown at their current rate as of August 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)

Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(b)

Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

The accompanying notes are an integral part of the financial statements.

22	|	DWS California Tax-Free Income Fund

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GNMA: Government National Mortgage Association

GTY: Guaranty Agreement

INS: Insured

LIBOR: London Interbank Offered Rate

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (c)	$—	$900,187,634	$—	$900,187,634
Total	$—	$900,187,634	$—	$900,187,634

There have been no transfers between fair value measurement levels during the year ended August 31, 2018.

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	23

Statement of Assets and Liabilities

as of August 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $860,983,197)	$900,187,634
Cash	22,302
Receivable for Fund shares sold	487,935
Interest receivable	9,723,827
Other assets	17,448
Total assets	910,439,146

Liabilities
Line of credit loan payable	550,000
Payable for Fund shares redeemed	196,775
Payable for floating rate notes issued	7,500,000
Distributions payable	290,682
Accrued management fee	244,601
Accrued Trustees’ fees	20,825
Other accrued expenses and payables	682,860
Total liabilities	9,485,743
Net assets, at value	$900,953,403

Net Assets Consist of
Undistributed net investment income	1,359,680
Net unrealized appreciation (depreciation) on investments	39,204,437
Accumulated net realized gain (loss)	(889,725)
Paid-in capital	861,279,011
Net assets, at value	$900,953,403

The accompanying notes are an integral part of the financial statements.

24	|	DWS California Tax-Free Income Fund

Statement of Assets and Liabilities as of August 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($410,633,059 ÷ 55,382,014 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.41
Maximum offering price per share (100 ÷ 97.25 of $7.41)	$7.62
Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($33,835,695 ÷ 4,593,486 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.37
Class S
Net Asset Value offering and redemption price per share ($456,484,649 ÷ 61,686,155 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.40

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	25

Statement of Operations

for the year ended August 31, 2018

Investment Income
Income:
Interest	$36,255,649
Expenses:
Management fee	4,140,102
Administration fee	967,974
Services to shareholders	1,143,204
Distribution and service fees	1,402,879
Custodian fee	9,279
Professional fees	147,867
Reports to shareholders	45,708
Registration fees	45,717
Trustees’ fees and expenses	49,425
Interest expense and fees on floating rate notes issued	140,138
Interest expense	3,176
Other	88,696
Total expenses before expense reductions	8,184,165
Expense reductions	(1,023,983)
Total expenses after expense reductions	7,160,182
Net investment income	29,095,467

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,050,599
Change in net unrealized appreciation (depreciation) on investments	(28,981,897)
Net gain (loss)	(26,931,298)
Net increase (decrease) in net assets resulting from operations	$2,164,169

The accompanying notes are an integral part of the financial statements.

26	|	DWS California Tax-Free Income Fund

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$29,095,467	$32,641,929
Net realized gain (loss)	2,050,599	14,172,328
Change in net unrealized appreciation (depreciation)	(28,981,897)	(49,090,002)
Net increase (decrease) in net assets resulting from operations	2,164,169	(2,275,745)
Distributions to shareholders from:
Net investment income:
Class A	(12,777,948)	(15,853,795)
Class C	(845,224)	(1,124,867)
Class S	(15,443,707)	(15,617,989)
Net realized gains:
Class A	(30,750)	(13,741)
Class C	(2,741)	(1,290)
Class S	(33,120)	(11,467)
Total distributions	(29,133,490)	(32,623,149)
Fund share transactions:
Proceeds from shares sold	156,463,080	248,072,049
Reinvestment of distributions	25,993,614	28,824,602
Payments for shares redeemed	(259,300,974)	(320,217,479)
Net increase (decrease) in net assets from Fund share transactions	(76,844,280)	(43,320,828)
Increase (decrease) in net assets	(103,813,601)	(78,219,722)
Net assets at beginning of period	1,004,767,004	1,082,986,726
Net assets at end of period (including undistributed net investment income of $1,359,680 and $1,375,537, respectively)	$900,953,403	$1,004,767,004

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	27

Financial Highlights

	Years Ended August 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$7.62	$7.87	$7.65	$7.76	$7.15
Income (loss) from investment operations:
Net investment income[a]	.22	.24	.27	.28	.30
Net realized and unrealized gain (loss)	(.21)	(.25)	.22	(.11)	.61
Total from investment operations	.01	(.01)	.49	.17	.91
Less distributions from:
Net investment income	(.22)	(.24)	(.27)	(.28)	(.30)
Net realized gains	(.00 )*	(.00 )*	(.00 )*	(.00 )*	—
Total distributions	(.22)	(.24)	(.27)	(.28)	(.30)
Net asset value, end of period	$7.41	$7.62	$7.87	$7.65	$7.76
Total Return (%)[b,c]	.12	(.05)	6.60	2.39	12.76

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	411	475	562	524	504
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.87	.89	.92	.90	.93
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.84	.86	.90	.89	.89
Ratio of expenses after expense reductions (excluding interest expense) (%)	.82	.83	.84	.84	.83
Ratio of net investment income (%)	2.91	3.18	3.53	3.62	4.03
Portfolio turnover rate (%)	39	49	21	26	47

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS California Tax-Free Income Fund

	Years Ended August 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$7.57	$7.81	$7.60	$7.70	$7.10
Income (loss) from investment operations:
Net investment income[a]	.16	.18	.21	.22	.24
Net realized and unrealized gain (loss)	(.20)	(.24)	.21	(.10)	.60
Total from investment operations	(.04)	(.06)	.42	.12	.84
Less distributions from:
Net investment income	(.16)	(.18)	(.21)	(.22)	(.24)
Net realized gains	(.00 )*	(.00 )*	(.00 )*	(.00 )*	—
Total distributions	(.16)	(.18)	(.21)	(.22)	(.24)
Net asset value, end of period	$7.37	$7.57	$7.81	$7.60	$7.70
Total Return (%)[b,c]	(.51)	(.69)	5.69	1.61	11.99

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	43	52	45	43
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.65	1.67	1.69	1.70	1.70
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.59	1.61	1.65	1.64	1.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.57	1.58	1.59	1.59	1.58
Ratio of net investment income (%)	2.16	2.43	2.77	2.87	3.28
Portfolio turnover rate (%)	39	49	21	26	47

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	29

	Years Ended August 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$7.60	$7.85	$7.63	$7.74	$7.13
Income (loss) from investment operations:
Net investment income[a]	.24	.26	.29	.30	.32
Net realized and unrealized gain (loss)	(.20)	(.25)	.22	(.11)	.60
Total from investment operations	.04	.01	.51	.19	.92
Less distributions from:
Net investment income	(.24)	(.26)	(.29)	(.30)	(.31)
Net realized gains	(.00 )*	(.00 )*	(.00 )*	(.00 )*	—
Total distributions	(.24)	(.26)	(.29)	(.30)	(.31)
Net asset value, end of period	$7.40	$7.60	$7.85	$7.63	$7.74
Total Return (%)[b]	.50	.19	6.87	2.50	13.22

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	456	487	469	427	436
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.76	.76	.78	.77	.79
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.59	.61	.65	.64	.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	.57	.58	.59	.59	.58
Ratio of net investment income (%)	3.16	3.42	3.77	3.87	4.27
Portfolio turnover rate (%)	39	49	21	26	47

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS California Tax-Free Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS California Tax-Free Income Fund (formerly Deutsche California Tax-Free Income Fund) (the “Fund”) is a diversified series of Deutsche DWS State Tax-Free Income Series (formerly Deutsche State Tax-Free Income Series) (the “Series”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS California Tax-Free Income Fund	|	31

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the “TOB Trust”). In turn the TOB Trust

32	|	DWS California Tax-Free Income Fund

issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2018 was approximately $7,500,000, with a weighted average interest rate of 1.87%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

DWS California Tax-Free Income Fund	|	33

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. As of July 17, 2017 the Volcker Rule’s final compliance date, all Fund TOB Trusts were structured to be in compliance with the Volcker Rule. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the Fund wishes to restructure a Legacy TOB Trust or to create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and

34	|	DWS California Tax-Free Income Fund

treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $1,016,000, including $(1,016,000) of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2019, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$1,613,602
Undistributed ordinary income*	$36,759
Capital loss carryforward	$(1,016,000)
Net unrealized appreciation on investments	$39,330,807

At August 31, 2018, the aggregate cost of investments for federal income tax purposes was $853,356,827. The net unrealized appreciation for all investments based on tax cost was $39,330,807. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $42,463,759 and aggregate gross

DWS California Tax-Free Income Fund	|	35

unrealized depreciation for all investments in which there was an excess of tax cost over value of $3,132,952.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2018	2017
Distributions from tax-exempt income	$29,066,879	$32,596,651
Distributions from ordinary income*	$66,611	$26,498

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $373,691,437 and $457,122,097, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

36	|	DWS California Tax-Free Income Fund

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the year ended August 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.43% of the Fund’s average daily net assets.

For the period from September 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class C	1.58%
Class S	.58%

For the period from October 1, 2017 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.82%
Class C	1.57%
Class S	.57%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

DWS California Tax-Free Income Fund	|	37

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.79%
Class C	1.54%
Class S	.54%

For the year ended August 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$168,989
Class C	25,784
Class S	829,210
$1,023,983

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2018, the Administration Fee was $967,974, of which $77,065 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2018
Class A	$33,667	$8,768
Class C	1,767	480
Class S	34,553	8,837
	$69,987	$18,085

38	|	DWS California Tax-Free Income Fund

In addition, for the year ended August 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, were as follows:

Total Aggregated
Class A	$224,834
Class C	24,127
Class S	794,421
$1,043,382

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares, respectively. For the year ended August 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2018
Class C	$293,903	$22,452

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2018	Annual Rate
Class A	$1,011,005	$163,135	.23%
Class C	97,971	15,410	.25%
	$1,108,976	$178,545

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2018, aggregated $8,194.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2018, the CDSC for

DWS California Tax-Free Income Fund	|	39

Class C shares aggregated $1,308. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A. For the year ended August 31, 2018, DDI received $26,461 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,600, of which $8,124 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers or common trustees. During the year ended August 31, 2018, the Fund engaged in securities purchases of $30,060,000 and securities sales of $41,435,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At August 31, 2018, the Fund had a $550,000 outstanding loan. Interest expense incurred on the borrowings was $3,176 for the year ended August 31, 2018. The average dollar amount of the borrowings was $4,338,889, the weighted average interest rate on these borrowings was 2.97%, and the Fund had a loan outstanding for 9 days throughout the period. The borrowings were valued at cost, which approximates fair value.

40	|	DWS California Tax-Free Income Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	3,547,282	$26,567,319	5,474,140	$41,438,874
Class C	247,920	1,843,999	608,244	4,556,810
Class S	17,121,105	128,051,762	27,142,495	202,076,365
		$156,463,080		$248,072,049

Shares issued to shareholders in reinvestment of distributions
Class A	1,536,920	$11,474,648	1,871,636	$14,108,402
Class C	99,220	735,984	129,392	968,999
Class S	1,850,090	13,782,982	1,826,781	13,747,201
		$25,993,614		$28,824,602

Shares redeemed
Class A	(12,039,403)	$(90,016,946)	(16,466,455)	$(123,771,691)
Class C	(1,435,718)	(10,645,658)	(1,724,288)	(12,849,179)
Class S	(21,354,504)	(158,638,370)	(24,614,540)	(183,596,609)
		$(259,300,974)		$(320,217,479)

Net increase (decrease)
Class A	(6,955,201)	$(51,974,979)	(9,120,679)	$(68,224,415)
Class C	(1,088,578)	(8,065,675)	(986,652)	(7,323,370)
Class S	(2,383,309)	(16,803,626)	4,354,736	32,226,957
		$(76,844,280)		$(43,320,828)

DWS California Tax-Free Income Fund	|	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS California Tax-Free Income Fund (formerly Deutsche California Tax-Free Income Fund) (the “Fund”) (one of the funds constituting Deutsche DWS State Tax-Free Income Series (formerly Deutsche State Tax-Free Income Series)) (the “Trust”), including the investment portfolio, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not

42	|	DWS California Tax-Free Income Fund

required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 24, 2018

DWS California Tax-Free Income Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2018 to August 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS California Tax-Free Income Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/18	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/18	$1,014.60	$1,012.20	$1,017.30
Expenses Paid per $1,000*	$4.27	$8.06	$3.00

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/18	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/18	$1,020.97	$1,017.19	$1,022.23
Expenses Paid per $1,000*	$4.28	$8.08	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
DWS California Tax-Free Income Fund†	.84%	1.59%	.59%

†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.02% for each class.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2018, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS California Tax-Free Income Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche California Tax-Free Income Fund’s (now known as DWS California Tax-Free Income Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term

46	|	DWS California Tax-Free Income Fund

relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The

DWS California Tax-Free Income Fund	|	47

Board also observed that the Fund has outperformed its benchmark in the three and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered DIMA’s statements that the Fund had a lower risk profile than many of its peers. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

48	|	DWS California Tax-Free Income Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

DWS California Tax-Free Income Fund	|	49

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

50	|	DWS California Tax-Free Income Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS California Tax-Free Income Fund	|	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

52	|	DWS California Tax-Free Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS California Tax-Free Income Fund	|	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

54	|	DWS California Tax-Free Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS California Tax-Free Income Fund	|	55

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

56	|	DWS California Tax-Free Income Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	KCTAX	KCTCX	SDCSX
CUSIP Number	25158X 104	25158X 302	25158X 401
Fund Number	9	309	2409

DWS California Tax-Free Income Fund	|	57

Notes

Notes

Notes

Notes

Notes

Notes

DCATF-2

(R-023985-8 10/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS california tax free income fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$83,798	$0	$8,275	$0
2017	$83,798	$3,500	$8,275	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and the above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$8,275	$470,936	$513,130	$992,341
2017	$8,275	$502,238	$606,585	$1,117,098

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2018